                                                                    Exhibit 10.4

                                                        EXECUTION DRAFT

                      SECOND WAIVER AND AMENDMENT AGREEMENT

        THIS SECOND WAIVER AND AMENDMENT AGREEMENT (this "AGREEMENT") is entered into as of March 15, 1999 among Medical Resources, Inc. (the "COMPANY") and the institutional investors party hereto (the "PURCHASERS"). The Purchasers are collectively the holders of not less than a majority of the $52,000,000 in aggregate principal amount originally outstanding of the Company's 7.77% Senior Notes due February 20, 2005 (the "7.77% NOTES") issued pursuant to a Note Purchase Agreement dated as of February 20, 1997 (the "FEBRUARY NOTE AGREEMENT") and not less than a majority of the $20,000,000 in aggregate principal amount originally outstanding of the Company's 8.10% Senior Notes due February 20, 2005 (the "8.10% NOTES") and the $6,000,000 in aggregate principal amount originally outstanding of the Company's 8.01% Senior Notes due February 20, 2005 (the "8.01% NOTES" and together with the 7.77% Notes and the 8.10% Notes, the "NOTES") issued pursuant to a Note Purchase Agreement dated as of June 26, 1997 (the "JUNE NOTE AGREEMENT" and together with the February Note Agreement, each as amended by the First Waiver Agreement (defined below) the "NOTE AGREEMENTS"). Capitalized terms not otherwise defined in this Agreement have the meanings given therefor in the Note Agreements.

        WHEREAS, the Note Agreements have previously been amended by a Waiver and Amendment Agreement dated September 23, 1998 (the "FIRST WAIVER AGREEMENT"); and

        WHEREAS, the Company, certain officers and directors of the Company and the attorneys representing the plaintiffs in the class action lawsuits currently pending against the Company have entered into an agreement-in-principle, dated December 18, 1998 (the "CLASS ACTION SETTLEMENT AGREEMENT"), to settle such class actions, and the Company has requested the consent of the Purchasers to consummate the Class Action Settlement Agreement; and

        WHEREAS, the Company has advised the Purchasers that it is not currently in compliance with certain of its covenants set forth in the Note Agreements and has requested that the Purchasers amend certain of the financial covenants set forth in the Note Agreements; and

        WHEREAS, the Purchasers are willing to do so on the terms and conditions of this Agreement.

NOW, THEREFORE, the parties agree:

        1. CONSENT TO CLASS ACTION SETTLEMENT. The Purchasers hereby consent to the consummation of the transactions contemplated by the Class Action Settlement Agreement attached as EXHIBIT I on terms and conditions materially consistent with the terms and conditions set forth therein; SUBJECT TO THE CONDITION, HOWEVER, that the Settlement Notes (as defined in Section 2 below) to be issued in connection with the Class Action Settlement Agreement shall bear interest, shall be payable and shall be subordinate to the Notes strictly in accordance with the terms and conditions set forth in EXHIBIT I and
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shall otherwise be in form and substance satisfactory to the Required Holders.

        2. AMENDMENT TO NOTE AGREEMENTS. Subject to the delivery by the Company of the items set forth in Section 3, the Note Agreements are hereby amended effective as of December 31, 1998 as follows:

        (a) The following definitions to the Note Agreements are amended and restated:

              "CONSOLIDATED EBITA" means for any period the amount of which is to be determined, Consolidated Net Income for such period PLUS (but only to the extent such amounts were included in the computation of Consolidated Net Income and without duplication) (i) Consolidated Interest Expense excluding any interest paid on the Settlement Notes,
        (ii) income tax expense (including deferred income tax expense in each case), (iii) amortization expense of the Company and its Restricted Subsidiaries for such period, (iv) minority interest, (v) the aggregate amount of charges in such period associated with (A) ongoing expenses and/or charges related to litigation commenced against the Company prior to January 1, 1998 including interest paid on the Settlement Notes, but excluding such expenses or interest (net of any insurance proceeds paid to the Company in respect of such expenses) paid in cash by the Company after September 23, 1998 in excess of $1,000,000 in the aggregate, to the extent of such excess, (B) closings or dispositions, publicly announced prior to August 1, 1998, of Company facilities, but excluding expenses paid in cash in excess of $1,500,000 in the aggregate, to the extent of such excess, (C) on-going expenses and/or charges incurred after January 1, 1999 associated with (x) the closing or disposition of additional centers during 1999 and (y) the Company's equipment technology upgrade plan but excluding any such expenses and costs paid in cash by the Company in excess of $1,000,000 in the aggregate, to the extent of such excess and any such non-cash costs or expenses in excess of $600,000 in the aggregate, to the extent of such excess and (D) aggregate penalty payments owing to RGC as of September 23, 1998 (excluding the September 1998 Penalty) not exceeding $2,520,000 (exclusive of interest) incurred as a result of the failure of the Company to timely fulfill its registration obligations with respect to the shares of the Company's common stock into which the RGC's Series C Preferred Stock is convertible, as set forth on SCHEDULE 10B; (E) stock option based compensation relating to employee stock options granted on or before December 31, 1997, (F) charges associated with the issuance of the Warrants, less (but only to the extent included in the computation of Consolidated Net Income) any gain recognized by the Company associated with the sale of stock of certain of its Unrestricted Subsidiaries pursuant to the Stock Purchase Agreement, such amounts being determined in each case on a consolidated basis in accordance with GAAP; (G) for the three months ended December 31, 1998, the Fiscal 1998 Bad Debt Adjustment; and (H) for the three months ended December 31, 1998, the September 1998 Penalty, PROVIDED, if at any time after December 31, 1998 demand for or any other action to obtain payment of (whether in cash or in stock) the September 1998 Penalty is made or taken or the obligations of the Company thereunder are represented by


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

        a note or other instrument, then the September 1998 Penalty shall be deemed to have been incurred by the Company on such date and Consolidated EBITA for any period which includes such date shall be reduced by an amount equal to the September 1998 Penalty and PROVIDED, FURTHER, if at any time after December 31, 1998 all or any portion of the September 1998 Penalty is waived by RGC or the Persons entitled thereto, for the purposes of calculating Consolidated EBITA, any adjustment to Consolidated Net Income as a result of such waiver shall be made effective as of December 31, 1998.

              "CONSOLIDATED NET WORTH" means as of any date, the amount of which is to be determined, (i) Consolidated Total Assets MINUS (ii) consolidated total liabilities of the Company and its Restricted Subsidiaries, as determined in accordance GAAP PLUS (iii) (but only to the extent such amounts have been included in the consolidated total liabilities of the Company and its Restricted Subsidiaries as of such date) (A) the then outstanding principal amount of the Settlement Notes;
        (B) except for the purposes of PARAGRAPH 6A(4), the Fiscal 1998 Bad Debt Adjustment; and (C) except for the purposes of PARAGRAPH 6A(4), the September 1998 Penalty, but only if on or prior to such date no demand for or other action to obtain payment of (whether in cash or in stock) the September 1998 Penalty has been made or taken and the obligations of the Company thereunder are not then represented by a note or other instrument. For the purposes of PARAGRAPH 6A(4), Consolidated Net Worth shall be determined as of any date without adding the amount of the Fiscal 1998 Bad Debt Adjustment or the September 1998 Penalty included in the consolidated total liabilities of the Company and its Restricted Subsidiaries as of such date.

              "CONSOLIDATED TOTAL DEBT" means, as of any date as the amount of which is to be determined, all Debt of the Company and its Restricted Subsidiaries determined on a consolidated basis in accordance with GAAP less the then outstanding principal amount of the Settlement Notes.

              "RESTRICTED PAYMENTS" means the declaration, payment or making, directly or indirectly, of any dividend, payment or other distribution on or in respect of any Equity Interest of the Company or any Restricted Subsidiary (other than the payment of a dividend, payment or other distribution to the Company or Wholly-Owned Restricted Subsidiary or the setting apart of any funds or property therefor, or the making of any payment on account of the purchase, redemption, retirement or other acquisition, direct or indirect, of any Equity Interest of the Company or any Restricted Subsidiary (other than any such Equity Interest owned by the Company or a Wholly-Owned Restricted Subsidiary) including without limitation, (x) the forgiveness or foreclosure by the issuer of any Debt secured by a pledge of such capital stock, (y) any purchase, redemption or other acquisition or retirement for value prior to any scheduled maturity, any scheduled prepayment of principal or any scheduled sinking fund payment or, in any event, during the continuance of any Default, or Event of Default of any Debt that is subordinated in right of payment to the Notes and (z) cash payments after June 30, 1998 (net of any insurance proceeds paid to the Company


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        in respect thereof) in respect of shareholder litigation, including, without limitation, in respect of the Settlement Notes; PROVIDED, the issuance of the Settlement Notes (but not any payments made in respect thereof), the first $1,000,000 of cash interest paid on the Settlement Notes (provided such payment is permitted under the subordination provisions of the Settlement Notes) and the Repurchase Obligations shall not constitute Restricted Payments.

        (b) The following definitions are added to the Note Agreements in the appropriate alphabetical order:

              "FISCAL 1998 BAD DEBT ADJUSTMENT" means the amount of $10,506,000, PROVIDED, HOWEVER, if after March 15, 1999, the amount of uncollectible accounts receivable, together with the provision for uncollectible accounts receivable of the Company's Type III imaging centers (as defined in the footnotes to the Company's audited financial statements for its fiscal year ended December 31, 1998) otherwise reflected as a reduction of net service revenues, for the 12 months ended on December 31, 1998 (the "FISCAL 1998 BAD DEBT RESERVE") is restated in accordance with GAAP to a number which is less than $19,415,000, the Fiscal 1998 Bad Debt Adjustment shall be reduced, dollar for dollar by the amount which the Fiscal Bad Debt Reserve is reduced below $19,415,000.

              "RGC" means RGC International, LDC.

              "SEPTEMBER 1998 PENALTY" means the one time penalty of $1,550,000 which RGC is entitled to elect to receive as a result of the Company failing to have registered the shares of Common Stock issuable upon conversion of RGC's Series C Convertible Preferred Stock by September 15, 1998.

              "SETTLEMENT NOTES" means the convertible subordinated promissory notes of the Company issued in the aggregate original principal amount of $5,250,000 in connection with the consummation of the transactions contemplated under the terms of the Memorandum of Understanding, dated December 18, 1998, among the Company, certain of its officers and directors and representatives of the plaintiffs in the class action lawsuits commenced against the Company PROVIDED, the form and substance of such Notes have been approved by the Required Holders prior to issuance.

        (c) Paragraph 6A(2) of each Note Agreement is amended to provide that the required ratio for the fiscal period ending June 30, 1999 shall be 1.92 to
1.00 instead of 2.02 to 1.00.

        (d) Paragraph 6B of each Note Agreement is amended and restated in its entirety:

              "RESTRICTED PAYMENTS AND RESTRICTED INVESTMENTS. The Company and the Restricted Subsidiaries shall not make, declare or incur any liability to make any


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

        Restricted Payments or any Restricted Investments after the Closing Date unless (i) immediately after giving effect thereto, the aggregate amount of all Restricted Payments made or declared by the Company and its Restricted Subsidiaries since December 31, 1995 plus the aggregate value of all Restricted Investments at such time does not exceed the sum of
        (a) $10,000,000 plus (b) 50% of Consolidated Net Income for each full fiscal year ended after December 31, 1995 (or if Consolidated Net Income for any such year is a loss, then 100% of Consolidated Net Income for such year, expressed as a negative number) plus (c) the Net Proceeds of Eligible Capital Stock received by the Company after December 31, 1996 minus (d) the amount of cash interest then paid on the Settlement Notes up to $1,000,000; and (ii) no Event of Default or Default exists immediately before or immediately after making or declaring such Restricted Payment or Restricted Investment or would otherwise be reasonably expected to result therefrom; PROVIDED, in no event shall the Company or its Restricted Subsidiaries be permitted to prepay principal on the Settlement Notes or make any payment in respect of the Settlement Notes in contravention of the subordination provisions of the Settlement Notes."

        (e) Clause (x) of paragraph 5A of each Note Agreement is amended and restated in its entirety:

              "(x) promptly, but not later than 20 days following the end of each calendar month, a cash flow and accounts receivable aging report for such month accompanied by a reconciliation of the actual versus projected cash flows."

        3. REPRESENTATIONS AND WARRANTIES.

        (a) Subject to the disclosure schedules attached to the June Note Agreement and the updated disclosure schedules attached to this Agreement, each of the representations and warranties set forth in paragraph 8 of each Note Agreement is true and correct in all material respects on and as if made as of the date hereof and after giving effect to the transactions contemplated by this Agreement.

        (b) The Company has furnished the Purchasers with the audited balance sheet of the Consolidated Group dated as of December 31, 1998 and the related statements of operations, cash flows and stockholders' equity for the 12 months ended on such date. The audited financial statements fairly present in all material respects the financial condition of the Consolidated Group and the results of its operations and cash flows for the respective periods specified thereby. The audited financial statements have been prepared in accordance with GAAP, consistently applied throughout the periods involved except as set forth in the notes thereto. Since December 31, 1998, there have been no developments or changes affecting the business, assets, liabilities, condition (financial or otherwise) of the Company or any Restricted Subsidiary which has had or is reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect.

        (c) As of the date hereof, the Company has no direct or indirect equity or


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

beneficial ownership in any Unrestricted Subsidiary.

        (d) As of the date hereof, no demand for or any other action to obtain payment of (whether in cash or in stock) the September 1998 Penalty has been made or taken and the obligations of the Company thereunder are not represented by a note or other instrument.

      4. DELIVERIES. Concurrently with the execution and delivery of this Agreement by the Company, the Company shall deliver to the Purchasers:

      (a) OPINION OF COUNSEL. An opinion of Willkie, Farr & Gallagher as to (i) the legal existence and corporate power and authority of the Company, (ii) the due authorization, execution, delivery and enforceability of this Agreement,
(iii) the absence of conflicts with or creation of liens under applicable law in connection therewith and (iv) the absence of any required governmental consents in connection therewith, in form and substance satisfactory to the Purchasers.

      (b) PAYMENT OF EXPENSES. All Expenses, including those of Special Counsel, as set forth in invoices delivered to the Company prior to the date hereof shall have been paid in full by the Company.

      (c) INTEREST PAYMENTS. All interest accrued and payable on each Note has been paid by the Company as of the date hereof.

      5. NO OTHER WAIVERS. Except as expressly set forth herein or as previously amended, the Note Agreements shall continue in full force and effect without alteration or amendment and except as expressly set forth herein no other waiver of any Default or Event of Default is hereby granted.

      6. GOVERNING LAW. THIS AGREEMENT IS TO BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY LAWS OR RULES RELATING TO CONFLICTS OF LAWS THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK).

      7. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.


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

      This Agreement is executed under seal as of the date first above written.

                                 MEDICAL RESOURCES, INC.


                                 By: /s/ Chris Joyce
                                     -----------------------------------

                                       Title:

                                 Purchasers under the February
                                 Note Agreement:

                                 JOHN HANCOCK MUTUAL LIFE
                                 INSURANCE COMPANY


                                 By: /s/ Stephen J. Blewitt
                                     ----------------------------------
                                     Name: Stephen J. Blewitt
                                     Title:


                                 JOHN HANCOCK VARIABLE LIFE
                                 INSURANCE COMPANY


                                 By: /s/ Stephen J. Blewitt
                                     ----------------------------------
                                     Name: Stephen J. Blewitt
                                     Title:


                                 INVESTORS PARTNER LIFE INSURANCE
                                 COMPANY


                                 By: /s/ Stephen J. Blewitt
                                     ----------------------------------
                                     Name: Stephen J. Blewitt
                                     Title:


                                 MELLON BANK, N.A., solely in its capacity as Trustee for The Long Term Investment Trust, (as directed by John Hancock Mutual Life Insurance Company), and not in its individual capacity


                                 By: /s/ Carole Bruno
                                     ----------------------------------
                                     Name: Carole Bruno
                                     Title:

                                 AUSA LIFE INSURANCE COMPANY, INC.


                                 By: /s/ Gregory W. Theobald
                                     ----------------------------------
                                     Name: Gregory W. Theobald
                                     Title:


                                 LIFE INVESTORS INSURANCE COMPANY
                                 OF AMERICA


                                 By: /s/ Gregory W. Theobald
                                     ----------------------------------
                                     Name: Gregory W. Theobald
                                     Title:


                                 GREAT AMERICAN LIFE INSURANCE
                                 COMPANY


                                 By: /s/ Mark F. Muethib
                                     ----------------------------------
                                     Name: Mark F. Muethib
                                     Title:


                                 GENERAL ELECTRIC CAPITAL
                                 ASSURANCE COMPANY
                                 (f/k/a Great Northern Insured Annuity
                                 Corporation)


                                 By: /s/ Jon M. Lucia
                                     ----------------------------------
                                     Name: Jon M. Lucia
                                     Title:


                                 AMERICAN BANKERS INSURANCE COMPANY
                                 OF FLORIDA


                                 By: /s/ Robert L. Kisiel
                                     ----------------------------------
                                     Name: Robert L. Kisiel
                                     Title:

                                 COVA FINANCIAL SERVICES LIFE INSURANCE
                                 COMPANY

                                 By: CONNING ASSET MANAGEMENT
                                     COMPANY


                                 By: /s/ Laura R. Caro
                                     ----------------------------------
                                     Name: Laura R. Caro
                                     Title:


                                 HARE & CO. (with respect to Senior Note No. 12 as nominee of Lincoln National Life Insurance Company)


                                 By: /s/ Patrick M. Dodd
                                     ----------------------------------
                                     Name: Patrick M. Dodd
                                     Title:

                                 Purchasers under the June Note Agreement:

                                 JOHN HANCOCK MUTUAL LIFE
                                 INSURANCE COMPANY


                                 By: /s/ Stephen J. Blewitt
                                     ----------------------------------
                                     Name: Stephen J. Blewitt
                                     Title:


                                 JOHN HANCOCK VARIABLE LIFE
                                 INSURANCE COMPANY


                                 By: /s/ Stephen J. Blewitt
                                     ----------------------------------
                                     Name: Stephen J. Blewitt
                                     Title:


                                 GENERAL ELECTRIC CAPITAL
                                 ASSURANCE COMPANY
                                 (f/k/a Great Northern Insured Annuity
                                 Corporation)


                                 By: /s/ Jon M. Lucia
                                     ----------------------------------
                                     Name: Jon M. Lucia
                                     Title:


                                 OCCIDENTAL LIFE INSURANCE
                                 COMPANY OF NORTH CAROLINA

                                 By: CONNING ASSET MANAGEMENT
                                     COMPANY


                                 By: /s/ Laura R. Caro
                                     ----------------------------------
                                     Name: Laura R. Caro
                                     Title:

                                 PENINSULAR LIFE INSURANCE CO.

                                 By: CONNING ASSET MANAGEMENT
                                     COMPANY


                                 By: /s/ Laura R. Caro
                                     ----------------------------------
                                     Name: Laura R. Caro
                                     Title:


                                 EXECUTIVE RISK INDEMNITY INC.

                                 By: CONNING ASSET MANAGEMENT
                                     COMPANY


                                 By: /s/ Laura R. Caro
                                     ----------------------------------
                                     Name: Laura R. Caro
                                     Title: